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The Annual Report of Penn Series Funds, Inc. (CIK 0000702340) for the year ended
December 31, 2001 was filed in error by Penn Mutual Variable Annuity Account III (CIK 0000702184), a related entity, on March 1, 2002 (Accession No. 0000950116-02-000304).

The Annual Report of Penn Series Funds, Inc. (CIK 0000702340) for the year ended December 31, 2001 has been re-filed by Penn Series Funds, Inc. on April 12, 2002 (Accession No. 0000950116-02-000678).